Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION CHIEF FINANCIAL OFFICER

In connection with this quarterly report on Form 10-QSB of Mission Community Bancorp (the “Company”) for the period ended June 30, 2004 as filed with the Securities Exchange Commission, I, William C. Demmin, Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 29, 2004

By:/s/ William C. Demmin
William C. Demmin
Executive Vice President and Chief Financial Officer